Satellites and Other Property and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Satellites and Other Property and Equipment

Note 9 Satellites and Other Property and Equipment

(a) Satellites and Other Property and Equipment, net

Satellites and other property and equipment, net were comprised of the following (in thousands):

	As of December 31, 2015	As of December 31, 2016
Satellites and launch vehicles	$9,810,941	$10,363,771
Information systems and ground segment	641,741	727,929
Buildings and other	241,273	250,369

Total cost	10,693,955	11,342,069
Less: accumulated depreciation	(4,705,638)	(5,156,227)

Total	$5,988,317	$6,185,842

Satellites and other property and equipment, net as of December 31, 2015 and 2016 included construction-in-progress of $1.5 billion and $1.1 billion, respectively. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $86.3 million and $98.3 million were capitalized during the years ended December 31, 2015 and 2016, respectively. Additionally, we recorded depreciation expense of $611.1 million, $627.5 million and $646.4 million during the years ended December 31, 2014, 2015 and 2016, respectively.

We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.

(b) Recent Satellite Launches

Intelsat 32e, a customized payload positioned on a third-party satellite, was successfully launched on February 14, 2017. Intelsat 32e is the third of seven in our planned Intelsat EpicNG fleet, featuring high performance spot beams. Intelsat 32e increases our service capabilities over the in-demand North Atlantic and Caribbean regions, supplying services for applications such as in-flight connectivity for commercial flights and passenger and commercial broadband for cruise lines and shipping vessels.

On August 24, 2016, we successfully launched our Intelsat 36 and Intelsat 33e satellites into orbit. Intelsat 36 is co-located with our Intelsat 20 satellite at the 68.5ºE orbital location and entered into service in late September 2016. Intelsat 36 provides capacity for direct-to-home (“DTH”) television services via its Ku-band payload, as well as media distribution services via its C-band payload to customers in the Africa and Indian Ocean regions.

Intelsat 33e is the second of seven high-throughput satellites (“HTS”) within our Intelsat EpicNG platform, featuring high performance spot beams and an advanced digital payload. Due to a malfunction in the primary thruster for orbit raising, Intelsat 33e arrived at its 60ºE orbital location in December 2016. In-orbit testing was completed, and the satellite entered into service in late January 2017. The Intelsat 33e antennas and reflectors have been deployed, and currently, there is no evidence of any impact to the communications payload. A Failure Review Board was established to determine the cause of the anomaly. As of December 31, 2016, a final conclusion had not been reached as to the likely cause of the anomaly. We continue to participate in the on-going investigation. Intelsat 33e delivers commercial-grade services for enterprise, fixed and mobile network operators, aeronautical and maritime mobility service providers, and for government customers in the Africa, Europe, Middle East and Asia regions.

On June 9, 2016, we successfully launched our Intelsat 31 satellite to the 95ºW orbital location, co-located with our Intelsat 30 satellite. This satellite will provide in-orbit resilience for DTH television services in Latin America via its Ku-band payload. Intelsat 31 also includes a C-band payload that enhances our Latin American network infrastructure. This satellite has completed in-orbit testing and entered into service in late July 2016.

On January 27, 2016, we successfully launched our Intelsat 29e satellite into orbit. Intelsat 29e is the first HTS within our Intelsat EpicNG platform, featuring high performance spot beams and an advanced digital payload. The satellite, which is located at the 310ºE orbital location, supports broadband services for enterprise, fixed and mobile network operators, aeronautical and maritime mobility service providers, and for government customers operating throughout the Americas and the North Atlantic region via C- and Ku- band payloads. Intelsat 29e entered into service in March 2016.

On August 20, 2015, we successfully launched our Intelsat 34 satellite into orbit. Intelsat 34 is a C- and Ku-band satellite that establishes long-term capacity at the 304.5ºE orbital location, and entered into service in October 2015. Intelsat 34 includes a C-band payload which delivers media distribution services to Latin American customers. The satellite also hosts a DTH platform in Ku-band as well as a specialized Ku-band payload serving the North Atlantic region, designed to support broadband services for the aeronautical and maritime mobility sectors.

On October 16, 2014, we successfully launched our Intelsat 30 satellite into orbit. This satellite establishes long-term capacity at the 95°W orbital location and is co-located with our Galaxy 3C satellite. Intelsat 30 entered into service in the fourth quarter of 2014. It provides capacity for DTH television service in Latin America via Ku-band platforms, as well as additional capacity for media, government and network services customers via C-band platforms.

(c) Satellite Health

Our satellite fleet is diversified by manufacturer and satellite type, and as a result, our fleet is generally healthy. We have experienced some technical problems with our current fleet but have been able to minimize the impact of these problems on our customers, our operations and our business in recent years. Many of these problems have been component failures and anomalies that have had little long-term impact to date on the overall transponder availability in our satellite fleet. All of our satellites have been designed to accommodate an anticipated rate of equipment failures with adequate redundancy to meet or exceed their orbital design lives, and to date, this redundancy design scheme has proven effective. After each anomaly we have generally restored services for our customers on the affected satellite, provided alternative capacity on other satellites in our fleet, or provided capacity that we purchased from other satellite operators.

Significant Anomalies

On January 14, 2005, our Intelsat 804 satellite experienced a sudden and unexpected electrical power system anomaly that resulted in the total loss of the satellite. Intelsat 804 was a Lockheed Martin 7000 series (the “LM 7000 series”) satellite, and as of December 31, 2016 we operated one other satellite in the LM 7000 series, Intelsat 805. Based on the report of the Failure Review Board that we established with Lockheed Martin Corporation, we believe that the Intelsat 804 failure was not likely to have been caused by an Intelsat 804 specific workmanship or hardware element, but was most likely caused by a high current event in the battery circuitry triggered by an electrostatic discharge that propagated to cause the sudden failure of the high voltage power system. We therefore believe that although this risk exists for our other LM 7000 series satellite, the risk of any individual satellite having a similar anomaly is low.

On April 5, 2010, our Galaxy 15 satellite experienced an anomaly resulting in our inability to command the satellite. Galaxy 15 is a Star-2 satellite manufactured by Orbital Sciences Corporation. On December 23, 2010, we recovered command of the spacecraft and we have since uploaded flight software code to protect against future anomalies of this type. As of December 31, 2016, Galaxy 15 continues to provide normal service.

On April 22, 2011, our Intelsat 28 satellite, formerly known as the Intelsat New Dawn satellite, was launched into orbit. Subsequent to the launch, the satellite experienced an anomaly during the deployment of its west antenna reflector, which controls communications in the C-band frequency. The anomaly had not been experienced previously on other STAR satellites manufactured by Orbital Sciences Corporation, including those in our fleet. The New Dawn joint venture filed a partial loss claim with its insurers relating to the C-band antenna reflector anomaly and all of the insurance proceeds from the partial loss claim were received in 2011. The Ku-band antenna reflector deployed and that portion of the satellite is operating as planned, entering service in June 2011. A Failure Review Board established to determine the cause of the anomaly, completed its investigation in July 2011 and concluded that the deployment anomaly of the C-band reflector was most likely due to a malfunction of the reflector sunshield. As a result, the sunshield interfered with the ejection release mechanism, and prevented the deployment of the C-band antenna. The Failure Review Board also recommended corrective actions for Orbital Sciences Corporation satellites not yet launched to prevent reoccurrence of the anomaly. Appropriate corrective actions were implemented on Intelsat 18, which was successfully launched on October 5, 2011, and on Intelsat 23, which was launched in October 2012.

During launch operations of Intelsat 19 on June 1, 2012, the satellite experienced damage to its south solar array. Although both solar arrays are deployed, the power available to the satellite is less than is required to operate 100% of the payload capacity. An Independent Oversight Board (“IOB”) was formed by Space Systems/Loral, LLC (“SSL”) and Sea Launch to investigate the solar array deployment anomaly. The IOB concluded that the anomaly occurred before the spacecraft separated from the launch vehicle, during the ascent phase of the launch, and originated in one of the satellite’s two solar array wings due to a rare combination of factors in the panel fabrication and was unrelated to the launch vehicle. While the satellite is operational, the anomaly resulted in structural and electrical damage to one solar array wing, which reduced the amount of power available for payload operation. Additionally, we filed a partial loss claim with our insurers relating to the solar array anomaly. We received $84.8 million of insurance proceeds related to the claim in 2013. As planned, Intelsat 19 replaced Intelsat 8 at 166°E, in August 2012.

During orbit raising of Intelsat 33e in September 2016, the satellite experienced a malfunction of the main satellite thruster. Orbit raising was subsequently completed using a different set of satellite thrusters. The anomaly resulted in a delay of approximately three months in reaching the geostationary orbit, as well as a reduction in the projected lifetime of the satellite. Intelsat has filed a notice of occurrence with insurers relating to the reduction of life.

Other Anomalies

We have also identified four other types of common anomalies among the satellite models in our fleet, which have had an operational impact in the past and could, if they materialize, have an impact in the future. These are:

•	failure of the on-board satellite control processor (“SCP”) in Boeing 601 (“BSS 601”) satellites;

•	failure of the on-board Xenon-Ion Propulsion System (“XIPS”) used to maintain the in-orbit position of Boeing 601 High Power Series (“BSS 601 HP”) satellites;

•	accelerated solar array degradation in early Boeing 702 High Power Series (“BSS 702 HP”) satellites; and

•	electrical distribution anomalies on older SSL FS 1300 satellites.

SCP Failures. Many of our satellites use an on-board SCP to provide automatic on-board control of many operational functions. SCPs are a critical component in the operation of such satellites. Each such satellite has a backup SCP, which is available in the event of a failure of the primary SCP. Certain BSS 601 satellites have experienced SCP failures. The risk of SCP failure appears to decline as these satellites age.

As of December 31, 2016, we operated one BSS 601 satellite, Intelsat 26. This satellite was identified as having heightened susceptibility to the SCP problem. Intelsat 26 has been in continuous operation since 1997. Both primary and backup SCPs on this satellite are monitored regularly and remain fully functional. Accordingly, we believe it is unlikely that additional SCP failures will occur; however, should they occur, we do not anticipate an interruption in business or early replacement of this satellite as a result.

BSS 601 HP XIPS. The BSS 601 HP satellite uses XIPS as its primary propulsion system. There are two separate XIPS on each satellite, each one of which is capable of maintaining the satellite in its orbital position. The BS 601 HP satellite also has a completely independent chemical propulsion system as a backup to the XIPS. As a result, the failure of a XIPS on a BSS 601 HP satellite typically would have no effect on the satellite’s performance or its operating life. However, the failure of both XIPS would require the use of the backup chemical propulsion system, which could result in a shorter operating life for the satellite depending on the amount of chemical fuel remaining. XIPS failures do not typically result in a catastrophic failure of the satellite or affect the communications capability of the satellite.

As of December 31, 2016, we operated four BSS 601 HP satellites, Intelsat 5, Intelsat 9, and Intelsat 10, which are now in inclined orbit, and Galaxy 13/Horizons-1. Galaxy 13/Horizons-1 has one XIPS system available as its primary propulsion system. Intelsat 5, Intelsat 9 and Intelsat 10 have experienced the failure of both XIPS and are operating on their backup chemical propulsion systems. Intelsat 5 was redeployed in 2012 following its replacement by Intelsat 8, which was subsequently replaced by Intelsat 19. Also in 2012, Intelsat 9 and Intelsat 10 were redeployed following their replacements by Intelsat 21 and Intelsat 20, respectively. No assurance can be given that we will not have further XIPS failures that result in shortened satellite lives. We have decommissioned three satellites that had experienced failure of both XIPS. Intelsat 6B was replaced by Intelsat 11 during the first quarter of 2008, Galaxy 10R was replaced by Galaxy 18 during the second quarter of 2008, and Galaxy 4R was decommissioned in March 2009.

BSS 702 HP Solar Arrays. All of our satellites have solar arrays that power their operating systems and transponders and recharge the batteries used when solar power is not available. Solar array performance typically degrades over time in a predictable manner. Additional power margins and other operational flexibility are designed into satellites to allow for such degradation without loss of performance or operating life. Certain BSS 702 HP satellites have experienced greater than anticipated degradation of their solar arrays resulting from the design of the solar arrays. Such degradation, if continued, results in a shortened operating life of a satellite or the need to reduce the use of the communications payload.

As of December 31, 2016, we operated three BSS 702 HP satellites, two of which are affected by accelerated solar array degradation, Galaxy 11 and Intelsat 1R. Service to customers has not been affected, and we expect that both of these satellites will continue to serve customers until we replace or supplement them with new satellites. Along with the manufacturer, we continually monitor the problem to determine its cause and its expected effect. Due to this continued degradation, Galaxy 11’s estimated end of service life is in the first quarter of 2019 and Intelsat 1R’s estimated end of service life is in the second quarter of 2017. Galaxy 11 was redeployed following its replacement by Intelsat 34 in 2015. Intelsat 1R was redeployed following its replacement by Intelsat 14. The third BSS 702 HP satellite that we operated as of December 31, 2016, Galaxy 3C, was launched after the solar array anomaly was identified, and it has a substantially different solar array design intended to eliminate the problem. This satellite has been in service since September 2002 and has not experienced similar degradation problems.